Exhibit 99.1

                            Joint Filer Information

Date of Event Requiring Statement: January 7, 2005

Issuer Name and Ticker or          KinderCare Learning Centers, Inc. [KDCR]
Trading Symbol:

Designated Filer:                  KKR-KLC L.L.C.

Other Joint Filers:                KLC Associates, L.P., KKR Associates (KLC)
                                   L.P., KKR Partners II, L.P., KKR Associates
                                   L.P., Henry R. Kravis, George R. Roberts,
                                   Paul E. Raether, Michel W. Michelson,
                                   James H. Greene, Jr., Perry Golkin, Scott M.
                                   Stuart, Edward A. Gilhuly

Addresses:                         The principal business address of each of
                                   the Joint Filers above is c/o Kohlberg
                                   Kravis Roberts & Co., L.P., 9 West 57th
                                   Street, New York, NY 10019

Signatures:                        KLC Associates, L.P.

                                      By:  KKR Associates (KLC) L.P.,
                                           its General Partner

                                      By:  KKR-KLC L.L.C.,
                                           its General Partner


                                           By: /s/ William J. Janetschek
                                               as attorney-in-fact
                                              ----------------------------
                                               Name:  Michael W. Michelson
                                               Title: Member

                                   KKR Associates (KLC) L.P.

                                      By:  KKR-KLC L.L.C.,
                                           its General Partner

                                           By: /s/ William J. Janetschek
                                               as attorney-in-fact
                                              ----------------------------
                                               Name:  Michael W. Michelson
                                               Title: Member

                                   KKR Partners II, L.P.

                                      By:  KKR Associates L.P.,
                                           its General Partner

                                           By: /s/ William J. Janetschek
                                               as attorney-in-fact
                                              ----------------------------
                                               Name:  Michael W. Michelson
                                               Title: General Partner

                                   KKR Associates L.P.

                                           By: /s/ William J. Janetschek
                                               as attorney-in-fact
                                              ----------------------------
                                               Name:  Michael W. Michelson
                                               Title: General Partner


                                   /s/ William J. Janetschek as attorney-in-fact
                                   ---------------------------------------------
                                   Henry R. Kravis

                                   /s/ William J. Janetschek as attorney-in-fact
                                   ---------------------------------------------
                                   George R. Roberts

                                   /s/ William J. Janetschek as attorney-in-fact
                                   ---------------------------------------------
                                   Paul E. Raether

                                   /s/ William J. Janetschek as attorney-in-fact
                                   ---------------------------------------------
                                   Michael W. Michelson

                                   /s/ William J. Janetschek as attorney-in-fact
                                   ---------------------------------------------
                                   James H. Greene, Jr.

                                   /s/ William J. Janetschek as attorney-in-fact
                                   ---------------------------------------------
                                   Perry Golkin

                                   /s/ William J. Janetschek as attorney-in-fact
                                   ---------------------------------------------
                                   Scott M. Stuart

                                   /s/ William J. Janetschek as attorney-in-fact
                                   ---------------------------------------------
                                   Edward A. Gilhuly


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